     STRATTON
     SMALL-CAP
     YIELD FUND

================================================================================






     SSCY

================================================================================

          THIRD QUARTER REPORT
           DECEMBER 31, 1995

                                FUND HIGHLIGHTS

                               DECEMBER 31,  SEPTEMBER 30,
                                  1995          1995
                               ------------  -------------

 Total Net Assets...........   $18,490,841   $17,030,179
 Net Asset Value Per Share..   $     31.52   $     30.04
 Shares Outstanding.........       586,635       566,957
 Number of Shareholders.....           921           951
 Average Size Account.......   $    20,077   $    17,908

--------------------------------------------------------------------------------

PORTFOLIO CHANGES For the Quarter Ended December 31, 1995 (unaudited)

MAJOR PURCHASES                                 MAJOR SALES
Bankers Corp. (Perth Amboy, NJ)/(1)/            Blair Corp./(2)/
Camden Property Trust/(1)/                      Developers Diversified Realty Corp./(2)/
Coca-Cola Bottling Co. Consolidated/(1)/        Knape & Vogt Manufacturing Co./(2)/
Commercial Intertech Corp.                      Manufactured Home Communities, Inc./(2)/
Harleysville Group, Inc. (PA)                   New England Business Service, Inc./(2)/
Helix Technology Corp./(1)/
MacNeal-Schwendler Corp.
Riviana Foods, Inc. (DE)/(1)/
Schweitzer-Manduit International, Inc./(1)/
Winnebago Industries, Inc.

/(1)/ New Holdings                              /(2)/ Eliminations


TEN LARGEST HOLDINGS December 31, 1995 (unaudited)

                                         MARKET     PERCENT
                                         VALUE      OF TNA
                                       ----------  --------
Vigoro Corp. (The)................       $741,000     4.0%
American Business Products, Inc...        712,500     3.9
Anthony Industries, Inc...........        575,000     3.1
Technitrol, Inc...................        568,750     3.1
MacNeal-Schwendler Corp...........        560,000     3.0
Roanoke Electric Steel Corp.......        498,750     2.7
Carpenter Technology Corp.........        493,500     2.7
Shared Medical Systems Corp.......        489,375     2.6
Harleysville Group, Inc. (PA).....        485,625     2.6
True North Communications, Inc....        462,500     2.5
                                        ---------    ----
                                       $5,587,000    30.2%
                                       ==========    ====

DEAR SHAREHOLDER:

Your Fund completed its third fiscal quarter on December 31, 1995 ending with a net asset value of $31.52. Helped by a strong market and additions to accounts, total net assets have grown to $18,490,841. Our number of shareholder accounts totaled 921 at calendar year-end with an average account size of $20,077.

We remain invested in a diversified list of holdings across 10 different industries. Your portfolio is comprised of small companies all of which were under $500 million in market value at the time of purchase. The average market capitalization of the stocks in the portfolio is approximately $300 million. We have added several new positions to the portfolio bringing the total number of issues in the Fund to 60. Our annualized portfolio turnover fiscal year-to-date is 35%.

At the end of the quarter the portfolio was 95% invested with most of the remaining cash reserves held in commercial paper. Our industry mix has stayed primarily the same since last quarter with Banking, our largest single industry, at 19% of total net assets. We added to the noncyclical sectors of the portfolio as we became more cautious about the economic outlook. Industrial Companies now comprise 18% of net assets. Consumer Products are 17% of the portfolio. Technology and Insurance are the next largest at 12% and 11%, respectively. We hold 6% in REITs which help provide additional income stability to the portfolio.

Your Fund outperformed the Russell 2000 for the quarter returning 5.81% as compared with the Russell's 2.17% return. Fiscal year-to-date your Fund has also beat the Russell index recording a 23.85% gain versus 22.78%. Performance has been helped along by a strong showing from our financial holdings in the banking and insurance sectors. We were also aided by another corporate takeover. Fertilizer manufacturer Vigoro Corp. agreed to be acquired by another fertilizer concern, IMC Global, Inc.

The economy struggled through the fourth quarter as GDP growth appears to have slowed significantly. Despite waning consumer confidence and slightly higher unemployment, we remain optimistic about the stock market near term. The primary reason for our optimism is our outlook for lower interest rates. Subdued inflation fears and recent easing moves by the Federal Reserve Board could push long-term interest rates below 6%. Two other factors are positively affecting the stock market. Demand for stocks has grown as companies have replaced defined benefit plans with defined contribution plans such as 401(k)'s. From the supply side, in this economic cycle, companies have avoided making large capacity additions and instead bought other companies or in many cases bought back their own stock thus reducing the outstanding supply of equities. Given this positive environment, your portfolio is fully invested to maximize total return to the shareholder while owning only established dividend-paying entities.

The Fund's Directors declared the third quarterly dividend at the rate of $0.26 per share payable on December 22 to stockholders of record as of December 15, 1995. We welcome all of our new shareholders to the Fund and look forward to your continued support. As a 100% no load fund, referrals by our existing shareholders are an important part of growing the Fund's assets. Should you have any questions regarding your Fund you may contact us at 1-800-578-8261.

                                Sincerely yours,



              James W. Stratton                  Frank H. Reichel, III
                  Chairman                            President

February 6, 1996

              STRATTON SMALL-CAP YIELD FUND'S INVESTMENT PROCESS


WHAT IS THE FUND'S OBJECTIVE?

Stratton Small-Cap Yield Fund's objective is to achieve both dividend income and capital appreciation by investing in dividend paying small capitalization companies. We attempt to purchase companies whose recent and future earnings power give them the potential for higher valuations and continued dividend growth.

WHAT IS THE PHILOSOPHY USED IN MANAGING STRATTON SMALL-CAP YIELD FUND?

This is an all equity mutual fund which invests in the common stocks of small but established dividend paying companies. The primary criterion for stock selection centers around the dividend paying ability of the companies. We feel that companies who regularly increase their dividend have superior appreciation potential at reasonable levels of risk. Furthermore, given the higher volatility of small capitalization stocks a diversified portfolio is warranted.

HOW DIVERSIFIED IS THE PORTFOLIO OF THE FUND?

The Fund will normally be invested in ten to fifteen industry groups with no more than 25% in any one industry. We diversify into a variety of industries that offer sufficiently high yielding investment opportunities as well as growth potential. Right now our three largest industries are Banking 19%, Industrial 18% and Consumer Products 17%. In order to achieve the necessary diversification within those industries, we envision holding between 50 and 75 securities in total.

WHAT KIND OF VOLATILITY DOES THIS PORTFOLIO HAVE?

The portfolio of Stratton Small-Cap Yield Fund should have one of the lowest "beta's" (a measure of volatility) of any of its small-cap fund peers. The high dividend component and the established earnings stream of the securities we own typically helps to reduce share price fluctuations within the small-cap universe.

WHAT IS THE TURNOVER RATIO OF THE PORTFOLIO?

We expect turnover to remain relatively low as we continually add to positions in the portfolio. Because small company stocks are often less frequently traded than their larger counterparts, we act only when the fundamental earnings picture has changed dramatically. This avoids incurring the relatively high transactions costs associated with replacing a position in the portfolio. A good target for the turnover ratio would be 40% annually.

DOES STRATTON SMALL-CAP YIELD FUND PAY MUCH ATTENTION TO MARKET TIMING?

Because our objective is to produce above-average rates of current income, we generally remain fully invested at all times in dividend paying securities. Except during times of large cash inflows to the Fund, our cash position will vary between 0-10% depending upon available investment opportunities.

WHERE DO YOU OBTAIN THE RESEARCH DATA ON THE COMPANIES THAT YOU OWN OR ARE CONSIDERING FOR PURCHASE?

The quantitative research is performed in-house by our own staff. Once we have identified industries and companies of interest, we seek the best regional analysts in the investment brokerage community to provide us with additional input. We like to have multiple sources of research. Our professional staff are portfolio generalists rather than industry specialists.

WHAT QUANTITATIVE DISCIPLINES DO YOU USE IN PURCHASING COMMON STOCKS?

From the overall equity universe of 5,000 companies, we screen down to about 400 companies by focusing on stocks with a market capitalization under $500 million and those which possess a dividend yield equal to or greater than that on the S&P 500 average. Our second step reduces the universe to approximately 80 stocks by screening for additional yield characteristics such as dividend growth rates and dividend coverage.

HOW DO YOU SELECT COMPANIES WITHIN THE HIGH YIELD UNIVERSE?

Our third review involves fundamental analysis of such important characteristics as the outlook for earnings and cash flow, management strengths and industry competitive position. This reduces the Stratton Small-Cap Yield Fund's buy candidate list to approximately 20 stocks. These stocks are available for addition to the Fund's portfolio.

WHAT ARE THE PRIMARY INVESTMENT CHARACTERISTICS OF THE PORTFOLIO?

 . Average gross portfolio yield target should exceed the S&P 500, exceed savings account yields and be approximately twice the yield of the average small-cap company.

 .   Approximately 60 companies are held.

 .   By combining high dividend yields and underlying low price volatility
     (Beta), Stratton Small-Cap Yield seeks to produce good relative performance in up markets and superior relative performance in down markets.

SCHEDULE OF INVESTMENTS (UNAUDITED)                         DECEMBER 31, 1995

                                                                      MARKET
NUMBER OF                                                             VALUE
 SHARES                               SECURITY                       (NOTE 1)
----------                            --------                     ------------
              COMMON STOCKS - 95.1%

              BANKING - 19.0%
    10,000    Affiliated Community Bancorp ..................... $      173,750
     7,500    American Bank of Connecticut .....................        204,375
    10,000    Bankers Corp. (Perth Amboy, NJ) ..................        162,500
    11,300    California State Bank (Covina, CA) ...............        149,725
     4,000    CCB Financial Corp. ..............................        222,000
     8,000    Centura Banks, Inc. (NC) .........................        281,000
     7,000    Colonial BancGroup, Inc. .........................        225,750
     8,900    Commerce Bancorp, Inc. (NJ) ......................        196,913
     6,500    Community Bank System, Inc. ......................        208,000
     9,900    Eagle Financial Corp. ............................        259,875
    20,000    First Essex Bancorp, Inc. ........................        227,500
     9,000    First Financial Holdings, Inc. ...................        173,250
     4,500    Firstbank of Illinois Co. ........................        138,937
     5,000    Home Financial Corp. (Hollywood, FL) .............         77,500
    12,000    Interchange Financial Services Corp. .............        252,000
    10,000    Medford Savings Bank .............................        215,000
    10,000    Reliance Bancorp, Inc. ...........................        146,250
     6,000    United Carolina Bancshares Corp. .................        202,500
                                                                    ------------
                                                                      3,516,825
                                                                    ------------

              BUSINESS SERVICES - 7.4%
    25,000    American Business Products, Inc. .................        712,500
    15,000    PMC Capital, Inc. ................................        189,375
    25,000    True North Communications, Inc. ..................        462,500
                                                                    ------------
                                                                      1,364,375
                                                                    ------------

              CONSUMER PRODUCTS - 17.0%
    25,000    Anthony Industries, Inc. .........................        575,000
    13,000    Coca-Cola Bottling Co. Consolidated ..............        455,000
    10,000    International Multifoods Corp. ...................        201,250
    30,000    Jackpot Enterprises, Inc. ........................        348,750
    15,000    Riviana Foods, Inc. (DE) .........................        198,750
     5,000    Schweitzer-Manduit International, Inc. ...........        115,625
    13,000    Sturm, Ruger & Co., Inc. .........................        355,875
     6,000    Velcro Industries, N.V. ..........................        367,500
     6,000    WD-40 Co. ........................................        246,000
    35,000    Winnebago Industries, Inc. .......................        271,250
                                                                    ------------
                                                                      3,135,000
                                                                    ------------


                See accompanying notes to financial statements.


SCHEDULE OF INVESTMENTS (UNAUDITED)                          DECEMBER 31, 1995

                                                                       MARKET
 NUMBER OF                                                             VALUE
  SHARES                          SECURITY                            (NOTE 1)
-----------                       --------                          ------------
              COMMON STOCKS - 95.1% (continued)

              ENERGY - 1.7%
     25,000   Quaker State Corp. ...............................   $   315,625
                                                                    -----------

              INDUSTRIAL - 17.8%
     12,000   Carpenter Technology Corp. .......................       493,500
     10,000   Cleveland-Cliffs, Inc. ...........................       410,000
     25,000   Commercial Intertech Corp. .......................       453,125
     25,000   Kuhlman Corp. ....................................       312,500
     10,000   Lukens, Inc. .....................................       287,500
     10,000   Owosso Corp. .....................................        88,750
     30,000   Roanoke Electric Steel Corp. .....................       498,750
     12,000   Vigoro Corp. (The) ...............................       741,000
                                                                    -----------
                                                                     3,285,125
                                                                    -----------

              INSURANCE/SERVICES - 11.2%
     20,000   Donegal Group, Inc. ..............................       375,000
     15,000   Harleysville Group, Inc. (PA) ....................       485,625
     25,000   Hilb, Rogal & Hamilton Co. .......................       334,375
     12,500   Selective Insurance Group, Inc. ..................       443,750
     16,000   Washington National Corp. ........................       442,000
                                                                    -----------
                                                                     2,080,750
                                                                    -----------

              REAL ESTATE - 6.1%
      5,000   Camden Property Trust ............................       119,375
      7,000   Colonial Properties Trust ........................       178,500
      8,000   Merry Land & Investment Co., Inc. ................       189,000
      5,000   National Health Investors, Inc. ..................       165,625
      8,000   ROC Communities, Inc. ............................       192,000
      5,000   Sovran Self Storage, Inc. ........................       131,875
      6,000   Sun Communities, Inc. ............................       158,250
                                                                    -----------
                                                                     1,134,625
                                                                    -----------

              TECHNOLOGY - 12.7%
     10,000   Acme-Cleveland Corp. .............................       187,500
     14,500   Boston Acoustics, Inc. ...........................       348,000
      5,000   Helix Technology Corp. ...........................       197,500
     35,000   MacNeal-Schwendler Corp. .........................       560,000
      9,000   Shared Medical Systems Corp. .....................       489,375
     25,000   Technitrol, Inc. .................................       568,750
                                                                    -----------
                                                                     2,351,125
                                                                    -----------

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (UNAUDITED)                     DECEMBER 31, 1995

                                                                        MARKET
 NUMBER OF                                                              VALUE
  SHARES                         SECURITY                              (NOTE 1)
-----------                      --------                            -----------
              COMMON STOCKS - 95.1% (continued)

              TELECOMMUNICATIONS - 1.1%
     10,000   Lincoln Telecommunications Co. ...................   $    211,250
                                                                     -----------
              UTILITIES - 1.1%
      6,000   WICOR, Inc. ......................................        193,500
                                                                     -----------

              TOTAL COMMON STOCKS (COST $14,059,642)............     17,588,200
                                                                    ------------
 PRINCIPAL
  AMOUNT
-----------
              SHORT-TERM NOTES - 4.2%

$   775,000   Ford Motor Credit Co. 5.85% due 01/03/96..........        775,000
                                                                    ------------

              Total Short-Term Notes (cost $775,000)............        775,000
                                                                    ------------

              TOTAL INVESTMENTS - 99.3% (cOST $14,834,642)*.....     18,363,200
              CASH AND OTHER ASSETS, LESS LIABILITIES - 0.7%....        127,641
                                                                    ------------
              NET ASSETS - 100.0%...............................   $ 18,490,841
                                                                    ============

* Aggregate cost for federal income tax purposes is $14,834,642; and net unrealized appreciation is as follows:

              Gross unrealized appreciation.....................   $  3,690,614
              Gross unrealized depreciation.....................       (162,056)
                                                                    ------------
                Net unrealized appreciation.....................   $  3,528,558
                                                                    ============

                      STATEMENT OF ASSETS AND LIABILITIES
                         DECEMBER 31, 1995 (UNAUDITED)

ASSETS
  Investments in securities at market value (identified cost $14,834,642) (Note 1)....     $ 18,363,200
  Cash................................................................................           64,781
  Dividends and interest receivable...................................................           63,845
                                                                                            ------------
    Total Assets......................................................................       18,491,826
                                                                                            ------------

LIABILITIES
  Accrued expenses....................................................................              985
                                                                                            ------------
    Total Liabilities.................................................................              985
                                                                                            ------------

NET ASSETS
  Applicable to 586,635 shares; $0.001 par value; 1,000,000,000 shares authorized.....     $ 18,490,841
                                                                                            ============
  Net asset value, offering and redemption price per share
    ($18,490,841 / 586,635 shares)....................................................     $      31.52
                                                                                            ============

SOURCE OF NET ASSETS
  Paid-in capital.....................................................................     $ 14,976,897
  Undistributed net investment income.................................................            5,646
  Accumulated net realized loss on investments........................................          (20,260)
  Net unrealized appreciation of investments..........................................        3,528,558
                                                                                            ------------
    Net Assets........................................................................     $ 18,490,841
                                                                                            ============
========================================================================================================


                            STATEMENT OF OPERATIONS
                 9 MONTHS ENDED DECEMBER 31, 1995 (UNAUDITED)

INCOME
  Dividends...........................................................................     $    426,635
  Interest............................................................................           39,544
                                                                                            ------------
    Total Income......................................................................          466,179
                                                                                            ------------

EXPENSES
  Advisory fees (Note 2)..............................................................           90,691
  Registration fees (Note 2)..........................................................           19,830
  Shareholder services fees (Note 2)..................................................           16,619
  Accounting/Pricing services fees (Note 2)...........................................           15,000
  Audit fees..........................................................................           10,515
  Custodian fees (Note 2).............................................................            8,073
  Administrative services fees (Note 2)...............................................            7,500
  Printing fees.......................................................................            6,104
  Directors' fees.....................................................................            2,404
  Legal fees..........................................................................            1,271
  Miscellaneous fees..................................................................            1,246
  Taxes other than income taxes.......................................................            1,110
                                                                                            ------------
    Total Expenses....................................................................          180,363
                                                                                            ------------
      Net Investment Income...........................................................          285,816
                                                                                            ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments....................................................          451,180
  Net increase in unrealized appreciation of investments..............................        2,730,858
                                                                                            ------------
    Net gain on investments...........................................................        3,182,038
                                                                                            ------------
      Net increase in net assets resulting from operations............................     $  3,467,854
                                                                                            ============

                See accompanying notes to financial statements.

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                          9 Months
                                                                           Ended
                                                                        December 31,        Year Ended
                                                                            1995             March 31,
OPERATIONS                                                              (unaudited)            1995
                                                                       --------------     --------------
  Net investment income...........................................      $    285,816       $    239,809
  Net realized gain (loss) on investments.........................           451,180           (401,356)
  Net increase in unrealized appreciation
   of investments.................................................         2,730,858            637,467
                                                                         ------------       ------------
    Net increase in net assets resulting from operations..........         3,467,854            475,920

DISTRIBUTIONS TO SHAREHOLDERS
  Distributions from net investment income
    ($0.50 and $0.59 per share, respectively).....................          (284,808)          (243,457)

CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from the net change
   in the number of outstanding shares (a)........................         1,249,629          5,569,039
                                                                         ------------       ------------
      Total Increase in Net Assets................................         4,432,675          5,801,502

NET ASSETS AT THE BEGINNING OF THE PERIOD.........................        14,058,166          8,256,664
                                                                         ------------       ------------

NET ASSETS AT THE END OF THE PERIOD
  (including undistributed net investment income
     $5,646 and $4,638, respectively).............................      $ 18,490,841       $ 14,058,166
                                                                         ============       ============

(a) A summary of capital share transactions follows:

                                              9 MONTHS ENDED
                                            DECEMBER 31, 1995                 YEAR ENDED
                                               (UNAUDITED)                  MARCH 31, 1995
                                         -------------------------     -------------------------
                                           Shares         Value          Shares         Value
                                         ----------    -----------     ----------    -----------
Shares issued........................       57,431     $1,634,340        250,270     $6,220,670
Shares reinvested from
  net investment income..............        6,975        207,913          6,320        161,497
                                         ----------    -----------     ----------    -----------
                                            64,406      1,842,253        256,590      6,382,167
Shares redeemed......................      (20,980)      (592,624)       (31,707)      (813,128)
                                         ----------    -----------     ----------    -----------
  Net increase.......................       43,426     $1,249,629        224,883     $5,569,039
                                         ==========    ===========     ==========    ===========

                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1995 (UNAUDITED)

NOTE 1. - Significant Accounting Policies - The Stratton Funds, Inc. (the "Company") was organized on January 5, 1993 as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. As of the date of this report, the Company offered one investment portfolio, Stratton Small-Cap Yield Fund (the "Fund"). The Fund's investment objective is to achieve both dividend income and capital appreciation. The Fund will seek to achieve this objective through investment in the securities of small-cap companies which have certain risks associated with them. First and foremost is their greater earnings and price volatility in comparison to large companies. Earnings risk is partially due to the undiversified nature of small company business lines. The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     A. Security valuation - Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the last sale price, if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets are valued at their fair value as determined in good faith by the Board of Directors of the Fund, which may include the amortized cost method for securities maturing in sixty days or less and other cash equivalent investments.

     B. Determination of gains or losses on sales of securities - Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

     C. Federal Income Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund has a capital loss carryover available to offset future capital gains, if any, of approximately $223,364, of which $21,018 expires in 2002 and $202,346 expires in 2003.

     D. Other - Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

                         DECEMBER 31, 1995 (UNAUDITED)

NOTE 2. - During the nine months ended December 31, 1995, the Fund paid advisory fees aggregating $90,691 to Stratton Management Company, (the"Advisor"). Management services are provided by the Advisor under an agreement whereby the Advisor furnishes all investment advice, office space and facilities to the Fund and pays the salaries of the Fund's officers and employees, except to the extent that those employees are engaged in administrative and accounting services activities. In return for these services, the Fund pays a monthly fee to the Advisor at an annual rate of 0.75% of the daily net asset value of the Fund for such month, subject to a performance adjustment. The performance adjustment will commence at the end of the month in which the Fund has completed 24 months of operation, if it has net assets of $20 million or more, at such date, or at the end of any succeeding month at which it has net assets of $20 million, but in any event, irrespective of its net assets, at the end of the month in which the Fund has completed 36 months of operation and will be calculated at the end of the commencement month and each succeeding month based upon a rolling 24 month performance period. The performance adjustment is added to or subtracted from the basic investment advisory fee.

The Fund's gross performance is compared with the performance of the Frank Russell 2000 Index, ("Russell 2000"). When the Fund performs better than the Russell 2000, it pays the Investment Advisor an incentive fee; less favorable performance than the Russell 2000 reduces the basic fee. Each 1.00% of the difference in performance between the Fund and the Russell 2000 during the performance period is equal to a 0.10% adjustment to the basic fee. The maximum annualized performance adjustment rate is +/- 0.50% of average net assets which would be added to or deducted from the advisory fee if the Fund outperformed or underperformed the Russell 2000 by 5.00%. Because of certain undertakings to comply with various state securities laws, if in any fiscal year the expenses of the Fund (excluding taxes, brokerage commissions and interest) exceed 2 1/2% of the first $30 million of the Fund's average net assets, 2% of the next $70 million and 1 1/2% of the remaining, the Advisor shall reimburse the Fund for such excess. Certain officers and directors of the Fund are also officers and directors of the Advisor. None of the Fund's officers receive compensation from the Fund.

The Fund's Transfer Agent, Fund/Plan Services, Inc. ("Fund/Plan"), is a wholly-owned subsidiary of FinDaTex, Inc. Certain directors and officers of the Fund are shareholders of FinDaTex, Inc. Fund/Plan received fees of $16,619 for providing shareholder services, $7,500 for certain administrative services and $15,000 for accounting/pricing services during the nine months ended December 31, 1995. Pursuant to an agreement between The Bank of New York, (the "Custodian"), and Fund/Plan, the Custodian reallows a portion of its custody fee to Fund/Plan for certain services delegated to Fund/Plan. The amount is not readily determinable. Fund/Plan Broker Services, Inc. serves as the Fund's principal underwriter and receives no fees for services in assisting in sales of the Fund's shares but does receive an annual fee of $3,000 for its services in connection with the registration of the Fund's shares under state securities laws.

NOTE 3. - Purchases and sales of securities, excluding short-term notes, aggregated $5,028,158 and $4,038,833, respectively, for the nine months ended December 31, 1995.

                             FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                        9 MONTHS
                                                          ENDED              YEAR          FOR THE PERIOD
                                                         12/31/95           ENDED             04/12/93*
                                                       (UNAUDITED)         03/31/95         TO 03/31/94
                                                      -------------      ------------      --------------

NET ASSET VALUE, BEGINNING OF PERIOD...........             $25.88            $25.94              $25.00
                                                      -------------      ------------      --------------

 INCOME FROM INVESTMENT OPERATIONS
 ---------------------------------
 Net investment income.........................               0.50              0.57                0.43
 Net gains (loss) on securities
  (both realized and unrealized)...............               5.64             (0.04)               0.91
                                                      -------------      ------------      --------------

   Total from investment operations............               6.14              0.53                1.34
                                                      -------------      ------------      --------------

 LESS DISTRIBUTIONS
 ------------------
 Dividends (from net investment
  income)......................................              (0.50)            (0.59)              (0.40)
 Distributions (from capital gains)............               0.00              0.00                0.00
                                                      -------------      ------------      --------------
   Total distributions.........................              (0.50)            (0.59)              (0.40)
                                                      -------------      ------------      --------------

NET ASSET VALUE, END OF PERIOD.................             $31.52            $25.88              $25.94
                                                      =============      ============      ==============

TOTAL RETURN...................................              23.85% **          2.09%               5.51% ***

RATIOS/SUPPLEMENTAL DATA
------------------------
 Net assets, end of period (in 000's)..........            $18,491           $14,058              $8,257
 Ratio of expenses to average
  net assets...................................               1.48% ***         2.12%               2.28% ***
 Ratio of net investment
  income to average net assets.................               2.35% ***         2.36%               1.85% ***
 Portfolio turnover rate.......................              35.29% ***        30.20%              28.60% ***

_______________________

*      Commencement of operations
**     Nine months only
***    Annualized


                See accompanying notes to financial statements.

                            SHAREHOLDER INFORMATION

MINIMUM INVESTMENT
------------------

The minimum amount for the initial purchase of shares of Stratton Small-Cap Yield Fund is $500. This minimum amount will remain in effect until the Fund reaches 2,000 shareholders, after which time the minimum amount for initial purchases will be $5,000. Subsequent purchases may be made in amounts of $100 or more.

TELEPHONE EXCHANGE
------------------

Shares of Stratton Small-Cap Yield Fund may be exchanged by telephone for shares of the other funds managed by Stratton Management Company, Stratton Growth Fund, Inc. or Stratton Monthly Dividend Shares, Inc., if a special authorization form has been completed and is on file with the Transfer Agent in advance. Exchanges will only be permitted when the securities of both funds involved are registered in the state of the investor's residence. Stratton Small-Cap Yield Fund reserves the right to suspend the exchange privilege at any time. A Prospectus of Stratton Growth Fund or Stratton Monthly Dividend Shares should be obtained and read prior to making any such exchange.

INCOME DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS
-----------------------------------------------

Stratton Small-Cap Yield Fund expects to distribute substantially all of its net investment income quarterly, in March, June, September and December. The Fund intends to distribute all of its net realized capital gains semi-annually.

SYSTEMATIC WITHDRAWAL PLAN
--------------------------

Investors who either own or purchase Stratton Small-Cap Yield Fund shares having a value of $10,000 or more may elect as another option to withdraw funds on a regular basis from their account on a monthly, quarterly, semi-annual or annual basis in amounts of $50 or more.

SHARE PRICE INFORMATION
-----------------------

The daily share price of Stratton Small-Cap Yield Fund can be found in the mutual fund section of most major daily newspapers as well as The Wall Street Journal and Investor's Daily, where the Fund is listed under Stratton Funds as SmCap or Small Cap Yield. The Fund's stock ticker symbol is STSCX.

RETIREMENT PLANS
----------------
Stratton Small-Cap Yield Fund's IRA, Defined Contribution Plans and 403(b)(7) Retirement Plans are available at no minimum investment.

GENERAL INFORMATION ON SSCY
---------------------------
Requests for a prospectus and financial information, past performance figures and an application, should be directed to the Fund's "Distributor":

FUND/PLAN BROKER SERVICES, INC.
2 W. Elm Street, P.O. Box 874, Conshohocken, PA 19428-0874
Telephone: 800-634-5726


EXISTING SHAREHOLDER ACCOUNT SERVICES
-------------------------------------

Shareholders seeking information regarding their accounts and other Fund services, and shareholders executing redemption requests, should continue to call or write our "Transfer Agent and Dividend Paying Agent":

FUND/PLAN SERVICES, INC.
2 W. Elm Street, P.O. Box 874, Conshohocken, PA 19428-0874
Telephones: 610-834-3500 . 800-441-6580


INVESTMENT PORTFOLIO ACTIVITIES
-------------------------------

Questions regarding Stratton Small-Cap Yield Fund's investment portfolio should be directed to the Fund's "Investment Advisor":

STRATTON MANAGEMENT COMPANY
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300, Plymouth Meeting, PA 19462-1050
Telephone: 610-941-0255


ADDITIONAL PURCHASES ONLY to existing accounts should be mailed to a separate
-------------------------
lock box unit:

C/O FUND/PLAN SERVICES, INC.
P.O. Box 412797, Kansas City, MO 64141-2797


This report is authorized for distribution to shareholders and to others who have received a copy of the Prospectus of Stratton Small-Cap Yield Fund.

SSCY STRATTON SMALL-CAP
     YIELD FUND


   DIRECTORS                           OFFICERS

   LYNNE M. CANNON                     JAMES W. STRATTON
                                       Chairman
   JOHN J. LOMBARD, JR.
                                       FRANK H. REICHEL, III
   ROSE J. RANDALL                     President

                                       JOHN A. AFFLECK
   HENRY A. RENTSCHLER                 GERARD E. HEFFERNAN
                                       JOANNE E. KUZMA
   MERRITT N. RHOAD, JR.               Vice President

                                       PATRICIA L. SLOAN
   ALEXANDER F. SMITH                  Secretary and Treasurer

                                       JAMES A. BEERS
   RICHARD W. STEVENS                  CAROL L. ROYCE
                                       Assistant Secretary
   JAMES W. STRATTON                   Assistant Treasurer


   INVESTMENT ADVISOR                  TRANSFER AGENT AND DIVIDEND PAYING AGENT

   STRATTON MANAGEMENT COMPANY         FUND/PLAN SERVICES, INC.
   Plymouth Meeting Executive Campus   2 W. Elm Street, P.O. Box 874
   610 W. Germantown Pike, Suite 300   Conshohocken, PA 19428-0874
   Plymouth Meeting, PA 19462-1050     Telephones: 610-834-3500 . 800-441-6580
   Telephone: 610-941-0255